UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : July 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-05                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On July 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 25, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  July 28, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders July 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  July 25, 2003



                      Centex Home Equity Loan Trust 2003-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 July 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1       85,250,000.00     78,691,857.30     5,048,080.87     120,398.54     5,168,479.41      0.00     0.00       73,643,776.43
AF_2       15,500,000.00     15,500,000.00             0.00      27,822.50        27,822.50      0.00     0.00       15,500,000.00
AF_3       47,400,000.00     47,400,000.00             0.00     106,966.00       106,966.00      0.00     0.00       47,400,000.00
AF_4       63,000,000.00     63,000,000.00             0.00     196,875.00       196,875.00      0.00     0.00       63,000,000.00
AF_5        6,110,000.00      6,110,000.00             0.00      21,593.76        21,593.76      0.00     0.00        6,110,000.00
AF_6       24,200,000.00     24,200,000.00             0.00      73,689.00        73,689.00      0.00     0.00       24,200,000.00
AV_1      129,053,000.00    122,876,390.51     2,362,110.19     134,652.04     2,496,762.23      0.00     0.00      120,514,280.32
AV_2      128,987,000.00    123,383,534.84     3,139,525.93     136,235.99     3,275,761.92      0.00     0.00      120,244,008.91
M_1        42,000,000.00     42,000,000.00             0.01      58,975.00        58,975.01      0.00     0.00       41,999,999.99
M_2        31,500,000.00     31,500,000.00             0.00      72,581.25        72,581.25      0.00     0.00       31,500,000.00
M_3        19,500,000.00     19,500,000.00             0.00      59,881.25        59,881.25      0.00     0.00       19,500,000.00
B           7,500,000.00      7,500,000.00             0.00      28,343.75        28,343.75      0.00     0.00        7,500,000.00
R_1                 0.00              0.00             0.00           0.00             0.00      0.00     0.00                0.00
TOTALS    600,000,000.00    581,661,782.65    10,549,717.00   1,038,014.08    11,587,731.08      0.00     0.00      571,112,065.65

AIO_I      82,656,000.00     66,000,000.00             0.00     275,000.00       275,000.00      0.00     0.00       66,000,000.00
AIO_II     53,190,000.00     42,000,000.00             0.00     140,000.00       140,000.00      0.00     0.00       42,000,000.00
AIO_III    53,190,000.00     42,000,000.00             0.00     140,000.00       140,000.00      0.00     0.00       42,000,000.00
X_IO            1,927.13    581,661,782.65             0.00   2,340,336.07     2,340,336.07      0.00     0.00      571,112,065.65
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     153214GH7    923.07163988      59.21502487    1.41229959    60.62732446          863.85661501      AF_1     1.836000 %
AF_2     153214GJ3  1,000.00000000       0.00000000    1.79500000     1.79500000        1,000.00000000      AF_2     2.154000 %
AF_3     152314GK0  1,000.00000000       0.00000000    2.25666667     2.25666667        1,000.00000000      AF_3     2.708000 %
AF_4     152314GL8  1,000.00000000       0.00000000    3.12500000     3.12500000        1,000.00000000      AF_4     3.750000 %
AF_5     152314GM6  1,000.00000000       0.00000000    3.53416694     3.53416694        1,000.00000000      AF_5     4.241000 %
AF_6     152314GN4  1,000.00000000       0.00000000    3.04500000     3.04500000        1,000.00000000      AF_6     3.654000 %
AV_1     152314GP9    952.13897011      18.30341170    1.04338559    19.34679728          933.83555841      AV_1     1.315000 %
AV_2     152314GQ7    956.55790770      24.33986316    1.05619938    25.39606255          932.21804453      AV_2     1.325000 %
M_1      152314GR5  1,000.00000000       0.00000024    1.40416667     1.40416690          999.99999976      M_1      1.685000 %
M_2      152314GS3  1,000.00000000       0.00000000    2.30416667     2.30416667        1,000.00000000      M_2      2.765000 %
M_3      152314GT1  1,000.00000000       0.00000000    3.07083333     3.07083333        1,000.00000000      M_3      3.685000 %
B        152314GU8  1,000.00000000       0.00000000    3.77916667     3.77916667        1,000.00000000      B        4.535000 %
TOTALS                969.43630442      17.58286167    1.73002347    19.31288513          951.85344275

AIO_I    N/A          798.49012776       0.00000000    3.32704220     3.32704220          798.49012776      AIO_I    5.000000 %
AIO_II   N/A          789.62210942       0.00000000    2.63207370     2.63207370          789.62210942      AIO_II   4.000000 %
AIO_III  N/A          789.62210942       0.00000000    2.63207370     2.63207370          789.62210942      AIO_III  4.000000 %
X_IO     N/A                 #####       0.00000000         #####          #####                  ####      X_IO     0.000000 %
--------------------------------------------------------------------------------------------------  --------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------
                                      -5-

                                       Centex Home Equity Loan Trust 2003-A
                                          STATEMENT TO CERTIFICATEHOLDERS
                                                  July 25, 2003
                                           --------------------------


Sec. 7.09(ii)                  Distributions Allocable to Principal
                               Group I
                               Scheduled Monthly Payments                                                         272,288.42
                               Curtailments                                                                        36,132.40
                               Prepayments in Full                                                              4,727,940.59
                               Loans Repurchased by Seller                                                              0.00
                               Substitution Amounts                                                                     0.00
                               Net Liquidation Proceeds                                                                 0.00

                               Group II
                               Scheduled Monthly Payments                                                         102,455.20
                               Curtailments                                                                       202,167.30
                               Prepayments in Full                                                              2,059,116.16
                               Loans Repurchased by Seller                                                              0.00
                               Substitution Amounts                                                                     0.00
                               Net Liquidation Proceeds                                                                 0.00

                               Group III
                               Scheduled Monthly Payments                                                         108,042.64
                               Curtailments                                                                       177,255.43
                               Prepayments in Full                                                              2,856,392.29
                               Loans Repurchased by Seller                                                              0.00
                               Substitution Amounts                                                                     0.00
                               Net Liquidation Proceeds                                                                 0.00

                               Subordination Increase Amount                                                            0.00
                               Excess Overcollateralization Amount                                                      0.00

Sec. 7.09(iv)                  Class Interest Carryover Shortfall

                               Class AF-1                                                                               0.00
                               Class AF-2                                                                               0.00
                               Class AF-3                                                                               0.00
                               Class AF-4                                                                               0.00
                               Class AF-5                                                                               0.00
                               Class AF-6                                                                               0.00
                               Class AV-1                                                                               0.00
                               Class AV-2                                                                               0.00
                               Class M-1                                                                                0.00
                               Class M-2                                                                                0.00
                               Class M-3                                                                                0.00
                               Class B                                                                                  0.00

Sec. 7.09(v)                   Class Principal Carryover Shortfall
                               Subordinate Certificates
                               Class M-1                                                                                0.00
                               Class M-2                                                                                0.00
                               Class M-3                                                                                0.00
                               Class B                                                                                  0.00

Sec. 7.09(vi)                  Aggregate Loan Balance of Each Group
                               Group I Beginning Aggregate Loan Balance                                       234,901,857.30
                               Group I Ending Aggregate Loan Balance                                          229,857,569.32

                               Group II Beginning Aggregate Loan Balance                                      173,138,960.16
                               Group II Ending Aggregate Loan Balance                                         170,775,221.50

                               Group III Beginning Aggregate Loan Balance                                     173,620,965.19
                               Group III Ending Aggregate Loan Balance                                        170,479,274.83

Sec. 7.09(vii)                 Overcollateralization
                               Total Overcollateralization Amount                                                       0.00
                               Total Required Overcollateralization Amount                                              0.00

Sec. 7.09(viii)                Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                  Substitution Amounts
                               Group I                                                                                  0.00
                               Group II                                                                                 0.00
                               Group III                                                                                0.00

Sec. 7.09(ix)                  Loan Purchase Price Amounts
                               Group I                                                                                  0.00
                               Group II                                                                                 0.00
                               Group III                                                                                0.00

Sec. 7.09(x)                   Weighted Average Net Coupon Rate
                               Group I                                                                              8.3135 %
                               Group II                                                                             7.9800 %
                               Group III                                                                            8.0348 %

Sec. 7.09(xi)                  Monthly Remittance Amount
                               Group I                                                                          6,664,075.37
                               Group II                                                                         3,515,452.87
                               Group III                                                                        4,304,530.11

Sec. 7.09(xi)                  Weighted Average Gross Margin
                               Group II Loans                                                                       8.2898 %
                               Group III Loans                                                                      8.3548 %

Sec. 7.09(xiv)                 Largest Loan Balance
                               Group I                                                                            589,253.81
                               Group II                                                                           353,313.07
                               Group III                                                                          625,916.43

Sec. 7.09(xv)                  Basic Principal Amount
                               Group I                                                                          5,036,361.41
                               Group II                                                                         2,363,738.66
                               Group III                                                                        3,141,690.36

Sec. 7.09(xvi)                 Net Wac Cap Carryover Paid
                               Group I                                                                                  0.00
                               Group II                                                                                 0.00
                               Group III                                                                                0.00
                               Subordinate                                                                              0.00

Sec. 7.09(xvi)                 Remaining Net Wac Cap Carryover
                               Group I                                                                                  0.00
                               Group II                                                                                 0.00
                               Group III                                                                                0.00
                               Subordinate                                                                              0.00

Sec. 7.09(xviii)               Net Wac Cap
                               Group I Net WAC Cap                                                                    6.91 %
                               Group II Net WAC Cap                                                                   7.01 %
                               Group III Net WAC Cap                                                                  7.07 %
                               Subordinate Net WAC Cap                                                                7.04 %

Sec. 7.09(xix)                 Applied Realized Loss Amounts
                               Subordinate Certificates
                               Class M-1                                                                                0.00
                               Class M-2                                                                                0.00
                               Class M-3                                                                                0.00
                               Class B                                                                                  0.00

Sec. 7.09(xx)                  Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)                Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                          Group 1
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         30-59 days                     57             2,942,972.65                  1.28 %
                                         60-89 days                     15               852,234.37                  0.37 %
                                         90+days                         6               403,542.65                  0.18 %
                                         Total                      78                 4,198,749.67                  1.83 %
                                          Group 2
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         30-59 days                     42             3,839,950.58                  2.25 %
                                         60-89 days                      7               639,934.97                  0.37 %
                                         90+days                         9               980,273.71                  0.57 %
                                         Total                      58                 5,460,159.26                  3.19 %
                                          Group 3
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         30-59 days                     44             3,156,489.83                  1.85 %
                                         60-89 days                      7               745,112.69                  0.44 %
                                         90+days                         5               368,958.70                  0.22 %
                                          Total                         56             4,270,561.22                  2.51 %

                                          Group Totals
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         30-59 days                    143             9,939,413.06                  1.74 %
                                         60-89 days                     29             2,237,282.03                  0.39 %
                                         90+days                        20             1,752,775.06                  0.31 %
                                          Total                        192            13,929,470.15                  2.44 %

Sec. 7.09(b)(ii)               Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                5              482,006.86                  0.21 %
                                                      Group 2
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                4              279,996.55                  0.16 %
                                                      Group 3
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                4              712,217.88                  0.42 %
                                                     Group Totals
                                                                           Principal
                                                      Number               Balance                Percentage
                                                               13            1,474,221.29                  0.26 %

Sec. 7.09(b)(iii)              Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy


                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                8              374,105.08                  0.16 %
                                                      Group 2
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                9            1,044,871.97                  0.61 %
                                                      Group 3
                                                                           Principal
                                                      Number               Balance                Percentage
                                                               12            1,355,775.30                  0.80 %
                                                     Group Totals
                                                                           Principal
                                                      Number               Balance                Percentage
                                                               29            2,774,752.35                  0.49 %

Sec. 7.09(b)(iii)              Balloon Loans
                               Number of Balloon Loans                                                          110.00
                               Balance of Balloon Loans                                                   7,639,132.46




Sec. 7.09(b)(iv)               Number and Aggregate Principal Amounts of REO Loans
                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                0                    0.00                  0.00 %
                                                      Group 2
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                0                    0.00                  0.00 %
                                                      Group 3
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                0                    0.00                  0.00 %
                                                     Group Totals
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                0                    0.00                  0.00 %

Sec. 7.09(b)(v)                Book Value of REO Loans
                               Group I                                                                              0.00
                               Group II                                                                             0.00
                               Group III                                                                            0.00

Sec. 7.09(b)(vi)               Realized Losses
                               Group I:
                               Monthly Realized Losses                                                          7,926.57
                               Cumulative Realized Losses                                                       7,926.57
                               Group II:
                               Monthly Realized Losses                                                              0.00
                               Cumulative Realized Losses                                                           0.00
                               Group III:
                               Monthly Realized Losses                                                              0.00
                               Cumulative Realized Losses                                                           0.00

Sec. 7.09(b)(vii)              Net Liquidation Proceeds
                               Group I                                                                              0.00
                               Group II                                                                             0.00
                               Group III                                                                            0.00

Sec. 7.09(b)(viii)             60+ Delinquency Percentage (Rolling Three Month)                                 0.6900 %

Sec. 7.09(b)(ix)               Cumulative Loss Percentage                                                         0.00 %
                               Cumulative Realized Losses Since Cut-Off Date                                    7,926.57
                               Aggregate Loan Balance as of the Cut-Off Date                              600,001,927.13

Sec. 7.09(b)(x)                Has a Trigger Event Occurred?                                                          NO

                               1-Month LIBOR for Current Distribution Date                                     1.03500 %
